SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (date of earliest event reported): August 11, 2003



                                Ault Incorporated
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             (Exact name of Registrant as specified in its charter)


          Minnesota                     0-12611                  41-0842932
----------------------------          -----------           --------------------
(State or other jurisdiction          (Commission             (I.R.S. Employer
      of incorporation)               File Number)          Identification No.)


7105 Northland Terrace
Minneapolis, MN  55428-1028                                        55428
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(Address of principal executive offices)                         (Zip Code)


Registrant's telephone number, including area code: (763) 592-1900


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ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITIONS

On August 11, 2003, the Company issued a press release setting forth Ault's fourth quarter 2003 financial results. A copy of the press release is attached hereto as Exhibit 99.1 and hereby incorporated by reference in this Item 12.


EXHIBIT INDEX

     99.1   Press release reporting fourth quarter 2003 financial results.

                                    SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                                    AULT INCORPORATED

                                                    By:  /s/ Donald L. Henry
                                                         -----------------------
                                                         Donald L. Henry
                                                         Chief Financial Officer


Dated: August 12, 2003